JAYHAWK ENERGY, INC.

SEC
RESERVE ESTIMATE AND EVALUATION
SEPTEMBER 30, 2014

____

CEDAR TECHNICAL SERVICES
Dwayne McCune, P. E. (KS 7034)
December 19, 2014

Cedar Technical Services

P. O. Box 656 Baldwin City, Kansas 66006 (785) 594-2540

December 19, 2014

Mr. Kelly J. Stopher
Chief Financial Officer
JayHawk Energy, Inc.
611 E. Sherman Ave.
Coeur d'Alene, Idaho

Dear Mr. Stopher:

As requested, Cedar Technical Services has prepared an estimate of the reserves, future production, and income attributable to certain leasehold interests of JayHawk Energy, Inc. (JayHawk), as of September 30, 2014, for filing with the Securities and Exchange Commission.

The estimated reserves and future income amounts presented in this report are related to crude oil prices. Oil prices utilized in this report are the previous 12-month average net oil prices realized by JayHawk, after gravity and marketing deductions. Prices are held constant for future projections. Actual prices received in the future will likely vary from those used in this evaluation, therefore, volumes of reserves recovered and amounts of income actually received may differ significantly from the estimated quantities presented in this report. Following is a summary of the results of this study.

Estimated Net Reserves and Income Data
JayHawk Energy, Inc.
As of September 30, 2014

	Proved			
	Developed			Total
	Producing	Non-Producing	Undeveloped	Proved
Net Remaining Reserves				
Oil (stock-tank barrels)	85,122	7,635	27,009	119,766
Income Data				
Future Net Income	$ 4,181,948	$ 235,660	$ 485,968	$ 4,903,576
Discounted FNI @10%	$ 2,211,326	$ 166,810	$ 6,800	$ 2,384,936

Proved, developed producing reserves were estimated by extrapolation of historical production decline curves, or by analogy to similar wells in the same reservoir. Proved undeveloped reserves represent the reserves anticipated from the drilling of new wells. Undeveloped reserves were estimated by comparison to analogous wells with application of a proper risk factor. The reserves of this report are within the guidelines of reserve definitions of the Society of Petroleum Engineers and the Securities and Exchange Commission.

Future cash flows were discounted at 10% per year, compounded annually in mid-year. Discounted net cash flow values represent the time value of money and should not be construed as a fair market value estimate.

The reserve values stated in this report are estimates and should not be interpreted as being exact quantities. They may or may not be actually recovered and the revenues so stated in the report may be more or less than what will ultimately be recovered. While reserve estimates presented herein are believed reasonable, they should be accepted with the understanding that economics, operations and reservoir performance after the date of the estimate may justify their revision.

JayHawk Energy, Inc. provided product prices, operating costs, production histories, and working and net revenue interests. Severance and ad valorem taxes were included in the tax columns. Operating costs and product prices were held constant for the productive remaining life. No deductions were made for general administration and overhead expenses, pipeline taps, and exploration and development costs that are not charged directly to the leases or wells. Neither salvage values nor costs to plug and abandon wells were considered.

Personnel of Cedar Technical Services did not make any field examination of the subject properties for the purposes of this report. No consideration or evaluation was made concerning any potential environmental liabilities, if any, caused by past operations.

This report has been prepared for the exclusive use of JayHawk Energy, Inc. The report shall not be reproduced, distributed or made available to any other person or company without the written consent of Cedar Technical Services. Cedar Technical Services has no interests, monetarily or otherwise, in the properties or company subject of this report. Any relationship with JayHawk Energy, Inc., its officers and agents or other interested parties involved with the assets of this report is strictly on a consulting basis.

Very truly yours,

CEDAR TECHNICAL SERVICES

Dwayne McCune, P.E. (KS 7034)

Cedar Technical Services

P. O. Box 656 Baldwin City, Kansas 66006 (785) 594-2540

December 22, 2014

JayHawk Energy Inc.
611 East Sherman
Coeur d'Alene, Idaho 83814

Attention: Mr. Kelly Stopher, Chief Financial Officer
Re: Cedar Ridge Technical Services – Report of Third Party for the Evaluation of Oil Reserves attributed to JayHawk Energy Inc.'s interests in the Crosby Property in the North Dakota

Dear Sir:

Pursuant to your request, Cedar Technical Services has conducted an evaluation of JayHawk Energy Inc. ("JayHawk" or the "Company") proved and probable crude oil reserves for the Crosby Property in North Dakota. Reserve estimates provided herein were prepared in support of the Company's year-end reserve reporting requirements under the US Securities Regulation S-K and for other internal business and financial needs of the Company.

Reserve volumes are estimated as at September 30, 2014. The completion date of our report is December 22, 2014.

Our report covers 100 percent of the Company's proved plus probable oil reserves.

Our evaluation was carried out in accordance with standards set by the Society of Petroleum Engineers and the World Petroleum Council and following the legal requirements under the U.S. Securities and Exchange Commission ("SEC requirements").

Estimates of crude oil should be regarded only as estimates that may change as further production history and additional information become available. Moreover, the methods and data used in estimating reserves are often necessarily indirect or analogical in character rather than direct or deductive. Furthermore, the persons involved in the preparation of reserves estimates and associated information are required, in applying geosciences, petroleum engineering and evaluation principles, to make numerous unbiased judgments based upon their educational background, professional training, and professional experience. The extent and significance of the judgments to be made are, in themselves, sufficient to render reserves estimates inherently imprecise. Reserves estimates may change substantially as additional data becomes available and as economic conditions impacting oil prices and costs change. Reserves estimates will also change over time due to other factors such as knowledge and technology, fiscal and economic conditions, contractual, statutory and regulatory provisions.

Data used in this evaluation was obtained from reviews with JayHawk personnel, reviews of JayHawk files, from records on file with the appropriate regulatory agencies, and from public sources.

In the preparation of this report we have relied, without independent verification, upon such information furnished by Jayhawk with respect to property interests, production from such properties, current costs of operation and development, prices for production, agreements relating to current and future operations and sale of production, and various other information and data that were accepted as represented. Furthermore, if in the course of our examination something came to our attention which brought into question the validity or sufficiency of any of such information or data, we did not rely on such information or data until we had satisfactorily resolved our questions relating thereto or had independently verified such information or data. A field examination of the properties was not considered necessary for the purposes of this report.

JayHawk has warranted in a representation letter to us that, to the best of the JayHawk's knowledge and belief, all data furnished to us was accurate in all material respects, and no material data relevant to our evaluation was omitted.

In our opinion, estimates provided in our report have, in all material respects, been determined in accordance with the applicable industry standards, and results provided in our report and summarized herein are appropriate for inclusion in filings under Regulation S-K.

Methodology and Procedures

The process of estimating reserves requires complex judgments and decision-making based on available geological, geophysical, engineering and economic data. To estimate the economically recoverable crude oil reserves and related future net cash flows, we consider many factors and make assumptions including:

- expected reservoir characteristics based on geological, geophysical and engineering assessments;
- future production rates based on historical performance and expected future operating and investment activities;
- future product prices adjusted for quality and transportation differentials based on historical data, and are held constant;
- future operating costs based on historical data, and are held constant;
- assumed effects of regulation by governmental agencies; and
- future development capital costs.

Our estimates are prepared using standard geological and engineering methods generally accepted by the petroleum industry, and the reserves definitions and standards required by the United States SEC.

Generally accepted methods for estimating reserves include volumetric calculations, production decline curve analysis, analogy with similar reservoirs, and reservoir simulation. The method or combination of methods used is based on our professional judgment and experience. Estimates may change substantially as additional data from ongoing development activities and production performance becomes available and as economic conditions impacting oil prices and costs change.

Cedar Technical Services used all procedures and methods we consider necessary under the circumstances to prepare this report.

As required under SEC Regulation S-K, reserves are those quantities of oil and gas that are estimated to be economically producible under existing economic conditions. As specified, in determining economic production, constant product reference prices have been based on a 12-month average price, calculated as the unweighted arithmetic average of the first-day-of-the-month price for each month within the 12-month period prior to the effective date of our report. A summary of the product and reference prices are outlined below:

Twelve month average SEC compliant constant pricing WTI ($US/bbl) : $89.14 gross, $74.43 with adjustments

Generally, operations are subject to various levels of government controls and regulations. These laws and regulations may include matters relating to land tenure, drilling, production practices, environmental protection, marketing and pricing policies, royalties, various taxes and levies including income tax, and foreign trade and investment, that are subject to change from time to time. Current legislation is generally a matter of public record, and additional legislation or amendments that will affect reserves or when any such proposals, if enacted, might become effective generally cannot be predicted. Changes in government regulations could affect reserves or related economics. In the regions that are currently being evaluated we believe we have applied existing regulations appropriately.

In our opinion, the information relating to the estimated proved and probable reserves of crude oil contained in this report has been prepared according to the definitions and disclosure guidelines required by the United States SEC contained in the Securities and Exchange Commission Title 17, Code of Federal Regulations, Modernization of Oil and Gas Reporting, released January 14, 2009 in the Federal Register ("SEC definitions") and the Accounting Standards Update 2010-3 Amendments to Topic 932 ("ASU Topic 932") published by the Financial Accounting Standards Board ("FASB") in the F ASB Accounting Standards Codification.

The results of our third party study, presented in report form herein, were prepared in accordance with the disclosure requirements set forth in the SEC regulations and intended for public disclosure as an exhibit in filings made with the SEC by JayHawk. We hereby consent to the references to our name and our third party report for the fiscal year ended September 30, 2014.

Cedar Technical Services is an independent petroleum engineering consulting firm that has been providing petroleum consulting services for 37 years. Cedar Technical Servicdes does not have any financial interest, including stock ownership, in Jayhawk. Our fees were not contingent on the results of our evaluation. This letter report has been prepared at the request of Jayhawk and should not be used for purposes other than those for which it is intended. We reserve the right to revise any of the estimates provided herein if any relevant data existing prior to preparation of this report was not made available or if any data provided was found to be erroneous.

If there are any questions, please contact the writer directly at (785) 594-2540.

Sincerely,

Dwayne McCune, P. E. (Kansas 7034)

RESERVE ESTIMATE AND EVALUATION
SEC ANALYSIS
JAYHAWK ENERGY, INC.
September 30, 2014

INTRODUCTION

This report is an estimate of the Proved developed oil reserves and the associated economic value of the interests of JayHawk Energy, Inc. (JayHawk) in various oil and gas leases located in Divide County, North Dakota. Probable reserves are not included as evidence of currently commercially viable reserves is not available. This report was prepared at the request of the management of JayHawk Energy, Inc. Effective date of this analysis is September 30, 2014.

COMMENTS

Data utilized in preparing this report were furnished by JayHawk, IHS Global, Inc., and the files of Cedar Technical Services. The data consisted of production histories, financial data and operational and geological information.

The accuracy of any reserve estimate, especially when based on volumetric analysis, is a function of the quality of the available data, and of engineering interpretation and judgment. While reserve estimates presented herein are believed reasonable, they should be accepted with the understanding that reservoir performance subsequent to the date of the estimate may justify their revision.

Oil price utilized is the most recent 12-month average net price after all adjustments, held constant for the life of the project.

This report has been prepared for the exclusive use of the JayHawk Energy, Inc. and its attorneys, agents, bank and advisors. With the exception of filing with the

Securities and Exchange Commission, this report shall not be reproduced, distributed or made available to any other person or company without the written consent of Cedar Technical Services. Cedar Technical Services has no interests, monetarily or otherwise, in the properties or companies of this report.

The reserves reported herein are in accordance with the definitions contained in SEC regulation S-X, Rule 4-10(a).

LOCATION

The subject properties consist of a number of leases located in sections 25, 26, 27, 28, 33, 34 and 35, in Township 164 North, Range 97 West, Divide County, North Dakota. The leases are located adjacent to the Canadian border in extreme northwest North Dakota.

GEOLOGY AND HISTORY

The wells produce via horizontal wells from the Mississippian Madison formation (Osagian).

Initial drilling occurred in late 2005, with the drilling and completion of the Schutz #5-26H well in section 26. The remainder of the wells were completed in 2007.

PROVED, DEVELOPED RESERVES

The proved, developed producing reserves were determined by extrapolation of the production decline curves of each well until the monthly cash flow become negative. A definition of this reserve category is included later in the report. The gross reserves (September 30, 2014) of the subject leases are:

WELL	CUMULATIVE PRODUCTION	REMAINING PROVED RES.	ULTIMATE RESERVE
BURNER 1-34H	33,239	21,211	54,450
ERICKSON 1-27H	53,553	220	53,773
KEARNEY 4-25H	20,839	27,900	48,739
LANDSTROM 1-33H	30,596	32,202	62,798
SCHUTZ 5-26H	60,225	72,148	132,373
TOTAL	198,452	153,681	352,133

The net Proved developed, producing remaining reserves to the evaluated interests are;

	OIL (stb*)
REMAINING PROVED PRODUCING	**85,122**

* Stock-tank barrels

ECONOMICS (PDP)

A cash flow analysis was performed for the subject leases. The following parameters were utilized in the economic analysis:

Working Interest		65%
Net Revenue Interest		54.78 – 56.25%
Oil Price (12-month average)	Gross	$ 89.14/bbl.
	Less: Tariff	$ 1.75/bbl.
	Less: Trucking	$ 6.46/bbl
	Less: Gravity adjust	$ 6.50/bbl
	NET OIL PRICE	$ 74.43,BBL.
Operating Expense		$ 3000/well-month
Ad Valorem & Severance taxes		5.0%
Present Worth Factor		10%/year

Lease operating expenses consist of normal direct costs of operating the wells, including operator's overhead, fuel & power, insurance, pumper, chemicals, well-pulling, parts & supplies, etc. The operator provided detailed accounting of the most current twelve months operating expenses. Future lease operating expenses are anticipated to be lower than the historical values due to the recent placement of a water disposal well, thus essentially eliminating the prior expense of water disposal.

No consideration has been given for ultimate lease abandonment and environmental costs, nor has any salvage value been assigned to lease equipment.

The estimated future net cash flow is the net revenue anticipated to be realized by JayHawk's interest from the sale of estimated oil reserves after deductions for royalties,

operating costs, and severance and ad valorem taxes. No deductions have been made for federal or state income taxes.

Annual net cash flows were discounted (present worth) at ten-percent (10%) per year according to normal industry procedures.

JAYHAWK ENERGY LEASES

ECONOMIC VALUE OF PROVED, DEVELOPED PRODUCING RESERVES

(September 30, 2014)

PROVED, NET OIL RESERVE	**85,122 stb**
NET OPERATING REVENUES	**$ 6,335,632**
Less: Ad val, & Sev. taxes	**$ 316,784**
Less: Lease Operating Expenses	**$ 1,836,900**
FUTURE NET CASH FLOW	**$ 4,181,948**
DISCOUNTED FUT. NET CASH FLOW	**$ 2,211,326**

PROVED DEVELOPED NON-PRODUCING RESERVES (PDNP)

The proved, developed non-producing (PDNP) reserves are assigned to the Erickson well which has been produced intermittently due to the unavailability of adequate water disposal facilities. Since this problem is now been resolved, the well should be able to produce steadily in the very near future. Costs for the reactivation of this well to full-time are assumed to have been completed by the date of this analysis. PDNP reserves are determined by the future behavior of the re-established original decline curve. A definition of this reserve category is included later in the report. The gross PDNP reserves (September 30, 2014) of the proposed well are:

	OIL (stb)
REMAINING PROVED DEV. NON-PROD. RESERVE	**13,830**

The net Proved remaining reserves to the evaluated interests are;

	OIL (stb)
NET REMAINING PROVED DEV. NON-PROD. RESERVE	**7,635**

ECONOMICS (PDNP)

A cash flow analysis was performed for the PDNP reserves. The following parameters were utilized in the economic analysis:

Working Interest		65%
Net Revenue Interest		55.2058%
Oil Price (12-month average)	Gross	$ 89.14/bbl.
	Less: Tariff	$ 1.75/bbl.
	Less: Trucking	$ 6.46/bbl
	Less: Gravity adjust	$ 6.50/bbl
	NET OIL PRICE	$ 74.43,BBL.
Operating Expense		$3000/well-month
Severance and Ad Valorem tax		5%
Capital Expenditures (8/8th)		Completed
Present Worth Factor		10%/year

Oil prices, lease operating expenses, tax applications and discount factors are applied as in the PDP category.

JAYHAWK ENERGY LEASES

ECONOMIC VALUE OF PROVED DEVEL. NON-PRODUCING RESERVES
(September 20, 2014)

PROVED, NET OIL RESERVE	**7,635 stb**
NET OPERATING REVENUES	**$ 568,274**
Less: Ad valorem taxes	**$ 25,414**
Less: Lease Operating Expenses	**$ 304,200**
Less: Capital Expenditure	**$ 0**
FUTURE NET CASH FLOW	**$ 235,660**
DISCOUNTED FUT. NET CASH FLOW	**$ 166,810**

PROVED UNDEVELOPED RESERVES

The proved, undeveloped (PUD) reserves are assigned to the drilling of an additional horizontal well in section 35. For this analysis, it is assumed the well will be drilled in early 2015. PUD reserves are determined by analogy to existing wells with consideration of prior reservoir depletion. Proved undeveloped reserves are projected for development locations deemed reasonable certain of commercial production. Performance is based upon analogy to similar wells in the area. A definition of this reserve category is included later in the report. The gross PUD reserves (September 30, 2014) of the proposed well are:

	OIL (stb)
REMAINING PROVED UNDEVELOPED RESERVE	**50,000**

The net Proved remaining reserves to the evaluated interests are;

	OIL (stb)
NET REMAINING PROVED UNDEVELOPED RESERVE	**27,008**

ECONOMICS (PUD)

A cash flow analysis was performed for the PUD reserves. The following parameters were utilized in the economic analysis:

Working Interest		65%
Net Revenue Interest		54.015%
Oil Price (12-month average)	Gross	$ 89.14/bbl.
	Less: Tariff	$ 1.75/bbl.
	Less: Trucking	$ 6.46/bbl
	Less: Gravity adjust	$ 6.50/bbl
	NET OIL PRICE	$ 74.43,BBL.
Operating Expense		$3000/well-month
Severance and Ad Valorem tax		5%
Capital Expenditures (8/8th)		$ 1,400,000
Present Worth Factor		10%/year

Oil prices, lease operating expenses, tax applications and discount factors are applied as in the PDP category.

JAYHAWK ENERGY LEASES

ECONOMIC VALUE OF PROVED UNDEVELOPED RESERVES
(September 20, 2014)

PROVED, NET OIL RESERVE	**27,008 stb**
NET OPERATING REVENUES	**$ 2,010,280**
Less: Ad valorem taxes	**$ 100,516**
Less: Lease Operating Expenses	**$ 513,796**
Less: Capital Expenditure	**$ 910,000**
FUTURE NET CASH FLOW	**$ 485,968**
DISCOUNTED FUT. NET CASH FLOW	**$ 6,800**

SUMMARY OF ALL PROVED RESERVES

	NET OIL (STB)
PROVED, DEVEL, PRODUCING	85,122
PROVED DEVEL. NON-PRODUCING	7,635
PROVED UNDEVELOPED	27,008
TOTAL	119,766

FUTURE NET CASH FLOW	$ 4,903,576
DISCOUNTED (10%/year)	$ 2,384,936

Reserves Definitions In Accordance With Securities and Exchange Commission Regulation S-X

Reserves

Reserves are estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. In addition, there must exist, or there must be a reasonable expectation that there will exist, the legal right to produce or a revenue interest in the production, installed means of delivering oil and gas or related substances to market, and all permits and financing required to implement the project.

Reserves should not be assigned to adjacent reservoirs isolated by major, potentially sealing, faults until those reservoirs are penetrated and evaluated as economically producible. Reserves should not be assigned to areas that are clearly separated from a known accumulation by a non-productive reservoir (i.e., absence of reservoir, structurally low reservoir, or negative test results). Such areas may contain prospective resources (i.e., potentially recoverable resources from undiscovered accumulations).

Proved Oil and Gas Reserves

Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

1. The area of the reservoir considered as proved includes:

    a. The area identified by drilling and limited by fluid contacts, if any, and

    b. Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data.

2. In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering, or performance data and reliable technology establishes a lower contact with reasonable certainty.

3. Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty.

4. Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when:

    a. Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and

    b. The project has been approved for development by all necessary parties and entities, including governmental entities.

5. Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

Developed Oil and Gas Reserves

Developed oil and gas reserves are reserves of any category that can be expected to be recovered:

1. Through existing wells with existing equipment and operating methods or in which the cost of the required equipment is relatively minor compared to the cost of a new well; and

2. Through installed extraction equipment and infrastructure operational at the time of the reserves estimate if the extraction is by means not involving a well.

Undeveloped Oil and Gas Reserves

Undeveloped oil and gas reserves are reserves of any category that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion.

1. Reserves on undrilled acreage shall be limited to those directly offsetting development spacing areas that are reasonably certain of production when drilled, unless evidence using reliable technology exists that establishes reasonable certainty of economic producibility at greater distances.

2. Undrilled locations can be classified as having undeveloped reserves only if a development plan has been adopted indicating that they are scheduled to be drilled within five years, unless the specific circumstances, justify a longer time.

3. Under no circumstances shall estimates for undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual projects in the same reservoir or an analogous reservoir, as defined below, or by other evidence using reliable technology establishing reasonable certainty.

Analogous Reservoir

Analogous reservoirs, as used in resources assessments, have similar rock and fluid properties, reservoir conditions (depth, temperature, and pressure) and drive mechanisms, but are typically at a more advanced stage of development than the reservoir of interest and thus may provide concepts to assist in the interpretation of more limited data and estimation of recovery. When used to support proved reserves, an “analogous reservoir” refers to a reservoir that shares the following characteristics with the reservoir of interest:

1. Same geological formation (but not necessarily in pressure communication with the reservoir of interest);

2. Same environment of deposition;

3. Similar geological structure; and

4. Same drive mechanism.

Reservoir properties must, in aggregate, be no more favorable in the analog than in the reservoir of interest.

Probable Reserves

Probable reserves are those additional reserves that are less certain to be recovered than proved reserves but which, together with proved reserves, are as likely as not to be recovered.

1. When deterministic methods are used, it is as likely as not that actual remaining quantities recovered will exceed the sum of estimated proved plus probable reserves. When probabilistic methods are used, there should be at least a 50% probability that the actual quantities recovered will equal or exceed the proved plus probable reserves estimates.

2. Probable reserves may be assigned to areas of a reservoir adjacent to proved reserves where data control or interpretations of available data are less certain, even if the interpreted reservoir continuity of structure or productivity does not meet the reasonable certainty criterion. Probable reserves may be assigned to areas that are structurally higher than the proved area if these areas are in communication with the proved reservoir.

3. Probable reserves estimates also include potential incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than assumed for proved reserves.

4. See also guidelines in Items 4 and 6 under Possible Reserves.

Possible Reserves

Possible reserves are those additional reserves that are less certain to be recovered than probable reserves.

1. When deterministic methods are used, the total quantities ultimately recovered from a project have a low probability of exceeding proved plus probable plus possible reserves. When probabilistic methods are used, there should be at least a 10% probability that the total quantities ultimately recovered will equal or exceed the proved plus probable plus possible reserves estimates.

2. Possible reserves may be assigned to areas of a reservoir adjacent to probable reserves where data control and interpretations of available data are progressively less certain. Frequently, this will be in areas where geoscience and engineering data are unable to define clearly the area and vertical limits of commercial production from the reservoir by a defined project.

3. Possible reserves also include incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than the recovery quantities assumed for probable reserves.

4. The proved plus probable and proved plus probable plus possible reserves estimates must be based on reasonable alternative technical and commercial interpretations within the reservoir or subject project that are clearly documented, including comparisons to results in successful similar projects.

5. Possible reserves may be assigned where geoscience and engineering data identify directly adjacent portions of a reservoir within the same accumulation that may be separated from proved areas by faults with displacement less than formation thickness or other geological discontinuities and that have not been penetrated by a wellbore, and the registrant believes that such adjacent portions are in communication with the known (proved) reservoir. Possible reserves may be assigned to areas that are structurally higher or lower than the proved area if these areas are in communication with the proved reservoir.

6. Pursuant to Item 3 under Proved Oil and Gas Reserves, where direct observation has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves should be assigned in the structurally higher portions of the reservoir above the HKO only if the higher contact can be established with reasonable certainty through reliable technology. Portions of the reservoir that do not meet this reasonable certainty criterion may be assigned as probable and possible oil or gas based on reservoir fluid properties and pressure gradient interpretations.

ALL PROVED RESERVES
JAYHAWK ENERGY, INC.
DIVIDE CO., NO. DAKOTA

DATE: 12/19/14
TIME: 08:12:54
FILE: JAYHAWK
PROP: 0
STID: BASE
.CMD: JHAWK
.OUT: SAMPLE

R E S E R V E S   A N D   E C O N O M I C S

JAYHAWK ENERGY, INC.

AS OF SEPTEMBER 30, 2014

-END- MO-YR	---GROSS PRODUCTION--- OIL, MBBL	GAS, MMCF	----NET PRODUCTION---- OIL, MBBL	GAS, MMCF	--PRICES--- OIL $/B	GAS $/M	--------OPERATIONS, M$-------- NET OPER REVENUES	SEV+ADV TAXES	NET OPER EXPENSES	CAPITAL COSTS, M$	CASH FLOW BTAX, M$	10.00 PCT CUM. DISC BTAX, M$
12-14	3.134	.000	1.734	.000	74.43	.00	129.061	6.453	29.250	.000	93.358	92.219
12-15	20.973	.000	11.504	.000	74.43	.00	856.242	42.812	130.650	910.000	-227.220	-165.902
12-16	18.789	.000	10.314	.000	74.43	.00	767.671	38.385	140.400	.000	588.886	332.330
12-17	15.884	.000	8.735	.000	74.43	.00	650.146	32.508	140.400	.000	477.238	699.396
12-18	14.332	.000	7.888	.000	74.43	.00	587.104	29.355	140.400	.000	417.349	991.215
12-19	13.255	.000	7.301	.000	74.43	.00	543.414	27.171	140.400	.000	375.843	1230.123
12-20	12.412	.000	6.840	.000	74.43	.00	509.101	25.455	140.400	.000	343.246	1428.475
12-21	11.701	.000	6.448	.000	74.43	.00	479.925	23.996	140.400	.000	315.529	1594.235
12-22	11.074	.000	6.107	.000	74.43	.00	454.544	22.728	140.400	.000	291.416	1733.409
12-23	10.510	.000	5.795	.000	74.43	.00	431.322	21.566	140.400	.000	269.356	1850.352
12-24	9.996	.000	5.513	.000	74.43	.00	410.333	20.517	140.400	.000	249.416	1948.795
12-25	9.525	.000	5.253	.000	74.43	.00	390.981	19.549	140.400	.000	231.032	2031.692
12-26	9.086	.000	5.011	.000	74.43	.00	372.968	18.650	140.400	.000	213.918	2101.471
12-27	8.679	.000	4.787	.000	74.43	.00	356.297	17.814	140.400	.000	198.083	2160.211
12-28	7.738	.000	4.267	.000	74.43	.00	317.593	15.880	117.000	.000	184.713	2210.008
12-29	7.421	.000	4.093	.000	74.43	.00	304.643	15.232	117.000	.000	172.411	2252.260
12-30	7.126	.000	3.930	.000	74.43	.00	292.511	14.626	117.000	.000	160.885	2288.104
12-31	6.844	.000	3.775	.000	74.43	.00	280.973	14.049	117.000	.000	149.924	2318.469
12-32	6.578	.000	3.629	.000	74.43	.00	270.107	13.505	117.000	.000	139.602	2344.173
12-33	5.730	.000	3.162	.000	74.43	.00	235.347	11.768	93.600	.000	129.979	2365.931
S TOT	210.787	.000	116.086	.000	74.43	.00	8640.283	432.019	2523.300	910.000	4774.964	2365.931
REM.	6.724	.000	3.680	.000	74.43	.00	273.903	13.695	131.596	.000	128.612	2384.936
TOTAL	217.511	.000	119.766	.000	74.43	.00	8914.186	445.714	2654.896	910.000	4903.576	2384.936

CUM.	198.452	.000
ULT.	415.963	.000

NET OIL REVENUES (M$)	8914.186
NET GAS REVENUES (M$)	.000
TOTAL REVENUES (M$)	8914.186

BTAX RATE OF RETURN (PCT)	100.00
BTAX PAYOUT	03/23/2016
BTAX PAYOUT (DISC)	04/30/2016
BTAX NET INCOME/INVEST	6.39
BTAX NET INCOME/INVEST (DISC)	3.68

PROJECT LIFE (YEARS)	22.707
DISCOUNT RATE (PCT)	10.000
GROSS OIL WELLS	7.000
GROSS GAS WELLS	.000
GROSS WELLS	7.000

---------PRESENT WORTH PROFILE---------

DISC RATE	PW OF NET BTAX, M$	DISC RATE	PW OF NET BTAX, M$
.0	4903.576	30.0	914.206
2.0	4152.867	35.0	751.861
5.0	3310.928	40.0	622.824
8.0	2701.654	45.0	517.887
10.0	2384.936	50.0	430.917
12.0	2121.150	60.0	295.281
15.0	1800.631	70.0	194.559
18.0	1547.051	80.0	117.011
20.0	1405.969	90.0	55.621
25.0	1124.310	100.0	5.961

ALL PROVED RESERVES
JAYHAWK ENERGY, INC.
DIVIDE CO., NO. DAKOTA

DATE: 12/19/14
TIME: 08:12:54
FILE: JAYHAWK
PROP: 0
STID: BASE
.CMD: JHAWK
.OUT: SAMPLE

R E S E R V E S   A N D   E C O N O M I C S

JAYHAWK ENERGY, INC.

AS OF SEPTEMBER 30, 2014

LEASE	GROSS PRODUCTION OIL, MBBL	GROSS PRODUCTION GAS, MMCF	NET PRODUCTION OIL, MBBL	NET PRODUCTION GAS, MMCF	OPERATIONS, M$ NET OPER REVENUES	OPERATIONS, M$ SEV+ADV TAXES	OPERATIONS, M$ NET OPER EXPENSES	CAPITAL COSTS, M$	CASH FLOW BTAX, M$	10.00 PCT CUM. DISC BTAX, M$
***** FILE: JAYHAWK										
(-1)PROVED, DEVELOPED PRODUCING										
	153.681	.000	85.122	.000	6335.632	316.784	1836.900	.000	4181.948	2211.326
(-1)PROVED DEVEL. NON-PRODUCING										
	13.830	.000	7.635	.000	568.274	28.414	304.200	.000	235.660	166.810
(-1)PROVED UNDEVELOPED										
	50.000	.000	27.009	.000	2010.280	100.516	513.796	910.000	485.968	6.800
(0) SUMMARY: ALL PROVED RESERVES										
	217.511	.000	119.766	.000	8914.186	445.714	2654.896	910.000	4903.576	2384.936

PROVED, DEVELOPED PRODUCING
JAYHAWK ENERGY, INC.
DIVIDE COUNTY, NORTH DAKOTA

DATE: 12/19/14
TIME: 08:12:54
FILE: JAYHAWK
PROP: -1
STID: BASE
.CMD: JHAWK
.OUT: SAMPLE

R E S E R V E S   A N D   E C O N O M I C S

JAYHAWK ENERGY, INC.

AS OF SEPTEMBER 30, 2014

-END- MO-YR	GROSS PRODUCTION OIL, MBBL	GROSS PRODUCTION GAS, MMCF	NET PRODUCTION OIL, MBBL	NET PRODUCTION GAS, MMCF	PRICES OIL $/B	PRICES GAS $/M	OPERATIONS, M$ NET OPER REVENUES	OPERATIONS, M$ SEV+ADV TAXES	OPERATIONS, M$ NET OPER EXPENSES	CAPITAL COSTS, M$	CASH FLOW BTAX, M$	10.00 PCT CUM. DISC BTAX, M$
12-14	3.134	.000	1.734	.000	74.43	.00	129.061	6.453	29.250	.000	93.358	92.219
12-15	11.238	.000	6.224	.000	74.43	.00	463.252	23.162	93.600	.000	346.490	414.686
12-16	10.643	.000	5.895	.000	74.43	.00	438.765	21.939	93.600	.000	323.226	688.154
12-17	10.126	.000	5.608	.000	74.43	.00	417.403	20.871	93.600	.000	302.932	921.153
12-18	9.667	.000	5.353	.000	74.43	.00	398.424	19.921	93.600	.000	284.903	1120.363
12-19	9.258	.000	5.128	.000	74.43	.00	381.677	19.084	93.600	.000	268.993	1291.351
12-20	8.882	.000	4.920	.000	74.43	.00	366.196	18.310	93.600	.000	254.286	1438.295
12-21	8.527	.000	4.722	.000	74.43	.00	351.458	17.572	93.600	.000	240.286	1564.527
12-22	8.185	.000	4.535	.000	74.43	.00	337.540	16.878	93.600	.000	227.062	1672.967
12-23	7.857	.000	4.352	.000	74.43	.00	323.920	16.196	93.600	.000	214.124	1765.931
12-24	7.543	.000	4.178	.000	74.43	.00	310.969	15.549	93.600	.000	201.820	1845.588
12-25	7.245	.000	4.013	.000	74.43	.00	298.688	14.934	93.600	.000	190.154	1913.818
12-26	6.957	.000	3.853	.000	74.43	.00	286.778	14.340	93.600	.000	178.838	1972.154
12-27	6.684	.000	3.702	.000	74.43	.00	275.540	13.776	93.600	.000	168.164	2022.022
12-28	6.420	.000	3.555	.000	74.43	.00	264.599	13.230	93.600	.000	157.769	2064.555
12-29	6.166	.000	3.415	.000	74.43	.00	254.179	12.709	93.600	.000	147.870	2100.793
12-30	5.926	.000	3.282	.000	74.43	.00	244.280	12.214	93.600	.000	138.466	2131.642
12-31	5.694	.000	3.154	.000	74.43	.00	234.752	11.738	93.600	.000	129.414	2157.853
12-32	5.473	.000	3.032	.000	74.43	.00	225.672	11.283	93.600	.000	120.789	2180.093
12-33	4.666	.000	2.587	.000	74.43	.00	192.550	9.628	70.200	.000	112.722	2198.962
S TOT	150.291	.000	83.242	.000	74.43	.00	6195.703	309.787	1784.250	.000	4101.666	2198.962
REM.	3.390	.000	1.880	.000	74.43	.00	139.929	6.997	52.650	.000	80.282	2211.326
TOTAL	153.681	.000	85.122	.000	74.43	.00	6335.632	316.784	1836.900	.000	4181.948	2211.326
CUM.	198.452	.000										
ULT.	352.133	.000										

NET OIL REVENUES (M$)	6335.632
NET GAS REVENUES (M$)	.000
TOTAL REVENUES (M$)	6335.632

BTAX RATE OF RETURN (PCT)	100.00
BTAX PAYOUT	08/31/2014
BTAX PAYOUT (DISC)	08/31/2014
BTAX NET INCOME/INVEST	.00
BTAX NET INCOME/INVEST (DISC)	.00

PROJECT LIFE (YEARS)	20.083
DISCOUNT RATE (PCT)	10.000
GROSS OIL WELLS	5.000
GROSS GAS WELLS	.000
GROSS WELLS	5.000

PRESENT WORTH PROFILE

DISC RATE	PW OF NET BTAX, M$	DISC RATE	PW OF NET BTAX, M$
.0	4181.948	30.0	1112.273
2.0	3589.081	35.0	995.977
5.0	2928.651	40.0	904.412
8.0	2455.257	45.0	830.480
10.0	2211.326	50.0	769.518
12.0	2009.610	60.0	674.842
15.0	1766.687	70.0	604.598
18.0	1576.547	80.0	550.310
20.0	1471.679	90.0	507.007
25.0	1264.572	100.0	471.614

R E S E R V E S A N D E C O N O M I C S

JAYHAWK ENERGY, INC.

AS OF SEPTEMBER 30, 2014

LEASE	---GROSS PRODUCTION---- OIL, MBBL	GAS, MMCF	----NET PRODUCTION----- OIL, MBBL	GAS, MMCF	---------OPERATIONS, M$---------- NET OPER REVENUES	SEV+ADV TAXES	NET OPER EXPENSES	CAPITAL COSTS, M$	CASH FLOW BTAX, M$	10.00 PCT CUM. DISC BTAX, M$
***** FILE: JAYHAWK										
(1)BURNER 1-34H	21.211	.000	11.668	.000	868.450	43.423	427.050	.000	397.977	253.985
(2)ERICKSON 1-27H	.220	.000	.121	.000	9.006	.450	5.850	.000	2.706	2.673
(3)KEARNEY 4-25H	27.900	.000	15.284	.000	1137.588	56.879	468.000	.000	612.709	338.238
(4)LANDSTROM 1-33H	32.202	.000	18.112	.000	1348.075	67.404	468.000	.000	812.671	444.810
(5)SCHUTZ 5-26H	72.148	.000	39.937	.000	2972.513	148.628	468.000	.000	2355.885	1171.620
(-1) SUMMARY: PROVED, DEVELOPED PRODUCING	153.681	.000	85.122	.000	6335.632	316.784	1836.900	.000	4181.948	2211.326

BURNER 1-34H
JAYHAWK ENERGY, INC.
DIVIDE CO., NORTH DAKOTA
PROVED DEVELOPED PRODUCING

DATE: 12/19/14
TIME: 08:12:54
FILE: JAYHAWK
PROP: 1
STID: BASE
.CMD: JHAWK
.OUT: SAMPLE

R E S E R V E S   A N D   E C O N O M I C S

JAYHAWK ENERGY, INC.

AS OF SEPTEMBER 30, 2014

-END- MO-YR	GROSS PRODUCTION OIL, MBBL	GROSS PRODUCTION GAS, MMCF	NET PRODUCTION OIL, MBBL	NET PRODUCTION GAS, MMCF	PRICES OIL $/B	PRICES GAS $/M	OPERATIONS, M$ NET OPER REVENUES	OPERATIONS, M$ SEV+ADV TAXES	OPERATIONS, M$ NET OPER EXPENSES	CAPITAL COSTS, M$	CASH FLOW BTAX, M$	10.00 PCT CUM. DISC BTAX, M$
12-14	.517	.000	.284	.000	74.43	.00	21.138	1.057	5.850	.000	14.231	14.057
12-15	1.950	.000	1.073	.000	74.43	.00	79.863	3.993	23.400	.000	52.470	62.889
12-16	1.786	.000	.982	.000	74.43	.00	73.090	3.655	23.400	.000	46.035	101.837
12-17	1.651	.000	.908	.000	74.43	.00	67.582	3.379	23.400	.000	40.803	133.221
12-18	1.535	.000	.844	.000	74.43	.00	62.819	3.141	23.400	.000	36.278	158.587
12-19	1.436	.000	.790	.000	74.43	.00	58.800	2.940	23.400	.000	32.460	179.220
12-20	1.347	.000	.741	.000	74.43	.00	55.153	2.758	23.400	.000	28.995	195.975
12-21	1.266	.000	.696	.000	74.43	.00	51.803	2.590	23.400	.000	25.813	209.536
12-22	1.188	.000	.654	.000	74.43	.00	48.677	2.434	23.400	.000	22.843	220.445
12-23	1.115	.000	.613	.000	74.43	.00	45.626	2.281	23.400	.000	19.945	229.104
12-24	1.047	.000	.576	.000	74.43	.00	42.872	2.144	23.400	.000	17.328	235.943
12-25	.983	.000	.541	.000	74.43	.00	40.267	2.013	23.400	.000	14.854	241.273
12-26	.923	.000	.508	.000	74.43	.00	37.810	1.891	23.400	.000	12.519	245.357
12-27	.867	.000	.477	.000	74.43	.00	35.503	1.775	23.400	.000	10.328	248.420
12-28	.814	.000	.448	.000	74.43	.00	33.345	1.667	23.400	.000	8.278	250.652
12-29	.763	.000	.420	.000	74.43	.00	31.261	1.563	23.400	.000	6.298	252.195
12-30	.718	.000	.395	.000	74.43	.00	29.400	1.470	23.400	.000	4.530	253.204
12-31	.673	.000	.370	.000	74.43	.00	27.539	1.377	23.400	.000	2.762	253.763
12-32	.632	.000	.348	.000	74.43	.00	25.902	1.295	23.400	.000	1.207	253.985
12-33												
S TOT	21.211	.000	11.668	.000	74.43	.00	868.450	43.423	427.050	.000	397.977	253.985
REM.	.000	.000	.000	.000	.00	.00	.000	.000	.000	.000	.000	253.985
TOTAL	21.211	.000	11.668	.000	74.43	.00	868.450	43.423	427.050	.000	397.977	253.985
CUM.	33.239	.000										
ULT.	54.450	.000										

NET OIL REVENUES (M$)	868.450
NET GAS REVENUES (M$)	.000
TOTAL REVENUES (M$)	868.450

BTAX RATE OF RETURN (PCT)	100.00
BTAX PAYOUT	09/30/2014
BTAX PAYOUT (DISC)	09/30/2014
BTAX NET INCOME/INVEST	.00
BTAX NET INCOME/INVEST (DISC)	.00
INITIAL W.I. FRACTION	.650000
FINAL W.I. FRACTION	.650000
PRODUCTION START DATE	10/01/14
MONTHS IN FIRST LINE	4.00

PROJECT LIFE (YEARS)	18.333
DISCOUNT RATE (PCT)	10.000
GROSS OIL WELLS	1.000
GROSS GAS WELLS	.000
GROSS WELLS	1.000
INITIAL NET OIL FRACTION	.550089
FINAL NET OIL FRACTION	.550089
INITIAL NET GAS FRACTION	.000000
FINAL NET GAS FRACTION	.000000

PRESENT WORTH PROFILE

DISC RATE	PW OF NET BTAX, M$	DISC RATE	PW OF NET BTAX, M$
.0	397.977	30.0	147.979
2.0	358.414	35.0	134.752
5.0	311.001	40.0	123.990
8.0	274.161	45.0	115.066
10.0	253.985	50.0	107.550
12.0	236.567	60.0	95.584
15.0	214.558	70.0	86.475
18.0	196.419	80.0	79.298
20.0	186.030	90.0	73.488
25.0	164.598	100.0	68.684

BURNER 1-34H

Monthly Oil and Gas Production



Major Phase: OIL
Oil (Bbl/Month)
Gas (Mcf/Month)
10000
10000
1000
1000
100
100
10
10
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029

ERICKSON 1-27H
JAYHAWK ENERGY, INC.
DIVIDE CO., NORTH DAKOTA
PROVED DEVELOPED PRODUCING

DATE: 12/19/14
TIME: 08:12:54
FILE: JAYHAWK
PROP: 2
STID: BASE
.CMD: JHAWK
.OUT: SAMPLE

R E S E R V E S   A N D   E C O N O M I C S

JAYHAWK ENERGY, INC.

AS OF SEPTEMBER 30, 2014

-END- MO-YR	GROSS PRODUCTION OIL, MBBL	GROSS PRODUCTION GAS, MMCF	NET PRODUCTION OIL, MBBL	NET PRODUCTION GAS, MMCF	PRICES OIL $/B	PRICES GAS $/M	OPERATIONS, M$ NET OPER REVENUES	OPERATIONS, M$ SEV+ADV TAXES	OPERATIONS, M$ NET OPER EXPENSES	CAPITAL COSTS, M$	CASH FLOW BTAX, M$	10.00 PCT CUM. DISC BTAX, M$
12-14	.220	.000	.121	.000	74.43	.00	9.006	.450	5.850	.000	2.706	2.673
12-15												
12-16												
12-17												
12-18												
12-19												
12-20												
12-21												
12-22												
12-23												
12-24												
12-25												
12-26												
12-27												
12-28												
12-29												
12-30												
12-31												
12-32												
12-33												
S TOT	.220	.000	.121	.000	74.43	.00	9.006	.450	5.850	.000	2.706	2.673
REM.	.000	.000	.000	.000	.00	.00	.000	.000	.000	.000	.000	2.673
TOTAL	.220	.000	.121	.000	74.43	.00	9.006	.450	5.850	.000	2.706	2.673
CUM.	53.553	.000										
ULT.	53.773	.000										

NET OIL REVENUES (M$)	9.006
NET GAS REVENUES (M$)	.000
TOTAL REVENUES (M$)	9.006

BTAX RATE OF RETURN (PCT)	100.00	PROJECT LIFE (YEARS)	.333
BTAX PAYOUT	09/30/2014	DISCOUNT RATE (PCT)	10.000
BTAX PAYOUT (DISC)	09/30/2014	GROSS OIL WELLS	1.000
BTAX NET INCOME/INVEST	.00	GROSS GAS WELLS	.000
BTAX NET INCOME/INVEST (DISC)	.00	GROSS WELLS	1.000
INITIAL W.I. FRACTION	.650000	INITIAL NET OIL FRACTION	.552058
FINAL W.I. FRACTION	.650000	FINAL NET OIL FRACTION	.552058
PRODUCTION START DATE	10/01/14	INITIAL NET GAS FRACTION	.000000
MONTHS IN FIRST LINE	4.00	FINAL NET GAS FRACTION	.000000

PRESENT WORTH PROFILE

DISC RATE	PW OF NET BTAX, M$	DISC RATE	PW OF NET BTAX, M$
.0	2.706	30.0	2.616
2.0	2.699	35.0	2.603
5.0	2.689	40.0	2.591
8.0	2.679	45.0	2.579
10.0	2.673	50.0	2.568
12.0	2.667	60.0	2.547
15.0	2.658	70.0	2.527
18.0	2.649	80.0	2.509
20.0	2.643	90.0	2.491
25.0	2.629	100.0	2.475



ERICKSON 1-27H
Monthly Oil and Gas Production
Major Phase: OIL
Oil (Bbl/Month)
Gas (Mcf/Month)
10000
10000
1000
1000
100
100
10
10
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029

KEARNEY 4-25H
JAYHAWK ENERGY, INC.
DIVIDE CO., NORTH DAKOTA
PROVED DEVELOPED PRODUCING

DATE: 12/19/14
TIME: 08:12:54
FILE: JAYHAWK
PROP: 3
STID: BASE
.CMD: JHAWK
.OUT: SAMPLE

R E S E R V E S A N D E C O N O M I C S

JAYHAWK ENERGY, INC.

AS OF SEPTEMBER 30, 2014

-END-	---GROSS PRODUCTION---		----NET PRODUCTION----		--PRICES---		--------OPERATIONS, M$--------					10.00 PCT
MO-YR	OIL, MBBL	GAS, MMCF	OIL, MBBL	GAS, MMCF	OIL $/B	GAS $/M	NET OPER REVENUES	SEV+ADV TAXES	NET OPER EXPENSES	CAPITAL COSTS, M$	CASH FLOW BTAX, M$	CUM. DISC BTAX, M$
12-14	.538	.000	.295	.000	74.43	.00	21.957	1.098	5.850	.000	15.009	14.826
12-15	2.068	.000	1.133	.000	74.43	.00	84.329	4.216	23.400	.000	56.713	67.607
12-16	1.951	.000	1.069	.000	74.43	.00	79.566	3.978	23.400	.000	52.188	111.761
12-17	1.851	.000	1.014	.000	74.43	.00	75.472	3.774	23.400	.000	48.298	148.909
12-18	1.762	.000	.965	.000	74.43	.00	71.825	3.591	23.400	.000	44.834	180.258
12-19	1.685	.000	.923	.000	74.43	.00	68.699	3.435	23.400	.000	41.864	206.869
12-20	1.613	.000	.884	.000	74.43	.00	65.796	3.290	23.400	.000	39.106	229.467
12-21	1.547	.000	.847	.000	74.43	.00	63.042	3.152	23.400	.000	36.490	248.637
12-22	1.482	.000	.812	.000	74.43	.00	60.437	3.022	23.400	.000	34.015	264.882
12-23	1.420	.000	.778	.000	74.43	.00	57.907	2.895	23.400	.000	31.612	278.607
12-24	1.360	.000	.745	.000	74.43	.00	55.450	2.773	23.400	.000	29.277	290.162
12-25	1.304	.000	.714	.000	74.43	.00	53.143	2.657	23.400	.000	27.086	299.881
12-26	1.249	.000	.684	.000	74.43	.00	50.910	2.546	23.400	.000	24.964	308.024
12-27	1.198	.000	.656	.000	74.43	.00	48.826	2.441	23.400	.000	22.985	314.840
12-28	1.147	.000	.628	.000	74.43	.00	46.742	2.337	23.400	.000	21.005	320.503
12-29	1.099	.000	.602	.000	74.43	.00	44.807	2.240	23.400	.000	19.167	325.200
12-30	1.053	.000	.577	.000	74.43	.00	42.946	2.147	23.400	.000	17.399	329.076
12-31	1.009	.000	.553	.000	74.43	.00	41.160	2.058	23.400	.000	15.702	332.256
12-32	.967	.000	.530	.000	74.43	.00	39.448	1.972	23.400	.000	14.076	334.848
12-33	.927	.000	.508	.000	74.43	.00	37.810	1.891	23.400	.000	12.519	336.944
S TOT	27.230	.000	14.917	.000	74.43	.00	1110.272	55.513	450.450	.000	604.309	336.944
REM.	.670	.000	.367	.000	74.43	.00	27.316	1.366	17.550	.000	8.400	338.238
TOTAL	27.900	.000	15.284	.000	74.43	.00	1137.588	56.879	468.000	.000	612.709	338.238
CUM.	20.839	.000										
ULT.	48.739	.000										

NET OIL REVENUES (M$)	1137.588
NET GAS REVENUES (M$)	.000
TOTAL REVENUES (M$)	1137.588

BTAX RATE OF RETURN (PCT)	100.00
BTAX PAYOUT	09/30/2014
BTAX PAYOUT (DISC)	09/30/2014
BTAX NET INCOME/INVEST	.00
BTAX NET INCOME/INVEST (DISC)	.00
INITIAL W.I. FRACTION	.650000
FINAL W.I. FRACTION	.650000
PRODUCTION START DATE	10/01/14
MONTHS IN FIRST LINE	4.00

PROJECT LIFE (YEARS)	20.083
DISCOUNT RATE (PCT)	10.000
GROSS OIL WELLS	1.000
GROSS GAS WELLS	.000
GROSS WELLS	1.000
INITIAL NET OIL FRACTION	.547820
FINAL NET OIL FRACTION	.547820
INITIAL NET GAS FRACTION	.000000
FINAL NET GAS FRACTION	.000000

---------PRESENT WORTH PROFILE---------

DISC RATE	PW OF NET BTAX, M$	DISC RATE	PW OF NET BTAX, M$
.0	612.709	30.0	176.225
2.0	531.490	35.0	158.424
5.0	439.799	40.0	144.299
8.0	373.051	45.0	132.825
10.0	338.238	50.0	123.311
12.0	309.194	60.0	108.457
15.0	273.856	70.0	97.367
18.0	245.889	80.0	88.760
20.0	230.335	90.0	81.869
25.0	199.315	100.0	76.223



KEARNEY 4-25H
Monthly Oil and Gas Production
Major Phase: OIL
Oil (Bbl/Month)
Gas (Mcf/Month)
10000
10000
1000
1000
100
100
10
10
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029

LANDSTROM 1-33H
JAYHAWK ENERGY, INC.
DIVIDE CO., NORTH DAKOTA
PROVED DEVELOPED PRODUCING

DATE: 12/19/14
TIME: 08:12:54
FILE: JAYHAWK
PROP: 4
STID: BASE
.CMD: JHAWK
.OUT: SAMPLE

RESERVES AND ECONOMICS

JAYHAWK ENERGY, INC.

AS OF SEPTEMBER 30, 2014

-END-	---GROSS PRODUCTION---		----NET PRODUCTION----		--PRICES---		--------OPERATIONS, M$--------					10.00 PCT
MO-YR	OIL, MBBL	GAS, MMCF	OIL, MBBL	GAS, MMCF	OIL $/B	GAS $/M	NET OPER REVENUES	SEV+ADV TAXES	NET OPER EXPENSES	CAPITAL COSTS, M$	CASH FLOW BTAX, M$	CUM. DISC BTAX, M$
12-14	.639	.000	.359	.000	74.43	.00	26.720	1.336	5.850	.000	19.534	19.296
12-15	2.450	.000	1.378	.000	74.43	.00	102.565	5.128	23.400	.000	74.037	88.200
12-16	2.300	.000	1.294	.000	74.43	.00	96.312	4.816	23.400	.000	68.096	145.813
12-17	2.172	.000	1.222	.000	74.43	.00	90.953	4.548	23.400	.000	63.005	194.273
12-18	2.061	.000	1.159	.000	74.43	.00	86.264	4.313	23.400	.000	58.551	235.213
12-19	1.964	.000	1.105	.000	74.43	.00	82.245	4.112	23.400	.000	54.733	270.005
12-20	1.876	.000	1.055	.000	74.43	.00	78.524	3.926	23.400	.000	51.198	299.591
12-21	1.792	.000	1.008	.000	74.43	.00	75.025	3.751	23.400	.000	47.874	324.741
12-22	1.713	.000	.964	.000	74.43	.00	71.751	3.588	23.400	.000	44.763	346.119
12-23	1.637	.000	.921	.000	74.43	.00	68.550	3.428	23.400	.000	41.722	364.233
12-24	1.563	.000	.879	.000	74.43	.00	65.424	3.271	23.400	.000	38.753	379.529
12-25	1.494	.000	.840	.000	74.43	.00	62.521	3.126	23.400	.000	35.995	392.444
12-26	1.428	.000	.803	.000	74.43	.00	59.767	2.988	23.400	.000	33.379	403.332
12-27	1.364	.000	.767	.000	74.43	.00	57.088	2.854	23.400	.000	30.834	412.476
12-28	1.304	.000	.733	.000	74.43	.00	54.557	2.728	23.400	.000	28.429	420.140
12-29	1.245	.000	.700	.000	74.43	.00	52.101	2.605	23.400	.000	26.096	426.535
12-30	1.190	.000	.669	.000	74.43	.00	49.794	2.490	23.400	.000	23.904	431.861
12-31	1.137	.000	.640	.000	74.43	.00	47.635	2.382	23.400	.000	21.853	436.287
12-32	1.087	.000	.611	.000	74.43	.00	45.477	2.274	23.400	.000	19.803	439.933
12-33	1.038	.000	.584	.000	74.43	.00	43.467	2.173	23.400	.000	17.894	442.928
S TOT	31.454	.000	17.691	.000	74.43	.00	1316.740	65.837	450.450	.000	800.453	442.928
REM.	.748	.000	.421	.000	74.43	.00	31.335	1.567	17.550	.000	12.218	444.810
TOTAL	32.202	.000	18.112	.000	74.43	.00	1348.075	67.404	468.000	.000	812.671	444.810
CUM.	30.596	.000										
ULT.	62.798	.000										

NET OIL REVENUES (M$)	1348.075
NET GAS REVENUES (M$)	.000
TOTAL REVENUES (M$)	1348.075

BTAX RATE OF RETURN (PCT)	100.00	PROJECT LIFE (YEARS)	20.083
BTAX PAYOUT	09/30/2014	DISCOUNT RATE (PCT)	10.000
BTAX PAYOUT (DISC)	09/30/2014	GROSS OIL WELLS	1.000
BTAX NET INCOME/INVEST	.00	GROSS GAS WELLS	.000
BTAX NET INCOME/INVEST (DISC)	.00	GROSS WELLS	1.000
INITIAL W.I. FRACTION	.650000	INITIAL NET OIL FRACTION	.562465
FINAL W.I. FRACTION	.650000	FINAL NET OIL FRACTION	.562465
PRODUCTION START DATE	10/01/14	INITIAL NET GAS FRACTION	.000000
MONTHS IN FIRST LINE	4.00	FINAL NET GAS FRACTION	.000000

---------PRESENT WORTH PROFILE---------

DISC RATE	PW OF NET BTAX, M$	DISC RATE	PW OF NET BTAX, M$
.0	812.671	30.0	230.414
2.0	703.379	35.0	207.029
5.0	580.398	40.0	188.501
8.0	491.203	45.0	173.464
10.0	444.810	50.0	161.008
12.0	406.177	60.0	141.571
15.0	359.287	70.0	127.072
18.0	322.268	80.0	115.823
20.0	301.709	90.0	106.823
25.0	260.795	100.0	99.450



LANDSTROM 1-33H
Monthly Oil and Gas Production
Major Phase: OIL
Oil (Bbl/Month)
Gas (Mcf/Month)
10000
10000
1000
1000
100
100
10
10
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029

SCHUTZ 5-26H
JAYHAWK ENERGY, INC.
DIVIDE CO., NORTH DAKOTA
PROVED DEVELOPED PRODUCING

DATE: 12/19/14
TIME: 08:12:54
FILE: JAYHAWK
PROP: 5
STID: BASE
.CMD: JHAWK
.OUT: SAMPLE

R E S E R V E S   A N D   E C O N O M I C S

JAYHAWK ENERGY, INC.

AS OF SEPTEMBER 30, 2014

-END- MO-YR	GROSS PRODUCTION OIL, MBBL	GROSS PRODUCTION GAS, MMCF	NET PRODUCTION OIL, MBBL	NET PRODUCTION GAS, MMCF	PRICES OIL $/B	PRICES GAS $/M	OPERATIONS, M$ NET OPER REVENUES	OPERATIONS, M$ SEV+ADV TAXES	OPERATIONS, M$ NET OPER EXPENSES	CAPITAL COSTS, M$	CASH FLOW BTAX, M$	10.00 PCT CUM. DISC BTAX, M$
12-14	1.220	.000	.675	.000	74.43	.00	50.240	2.512	5.850	.000	41.878	41.367
12-15	4.770	.000	2.640	.000	74.43	.00	196.495	9.825	23.400	.000	163.270	193.317
12-16	4.606	.000	2.550	.000	74.43	.00	189.797	9.490	23.400	.000	156.907	326.070
12-17	4.452	.000	2.464	.000	74.43	.00	183.396	9.170	23.400	.000	150.826	442.077
12-18	4.309	.000	2.385	.000	74.43	.00	177.516	8.876	23.400	.000	145.240	543.632
12-19	4.173	.000	2.310	.000	74.43	.00	171.933	8.597	23.400	.000	139.936	632.584
12-20	4.046	.000	2.240	.000	74.43	.00	166.723	8.336	23.400	.000	134.987	710.589
12-21	3.922	.000	2.171	.000	74.43	.00	161.588	8.079	23.400	.000	130.109	778.940
12-22	3.802	.000	2.105	.000	74.43	.00	156.675	7.834	23.400	.000	125.441	838.848
12-23	3.685	.000	2.040	.000	74.43	.00	151.837	7.592	23.400	.000	120.845	891.314
12-24	3.573	.000	1.978	.000	74.43	.00	147.223	7.361	23.400	.000	116.462	937.281
12-25	3.464	.000	1.918	.000	74.43	.00	142.757	7.138	23.400	.000	112.219	977.547
12-26	3.357	.000	1.858	.000	74.43	.00	138.291	6.915	23.400	.000	107.976	1012.768
12-27	3.255	.000	1.802	.000	74.43	.00	134.123	6.706	23.400	.000	104.017	1043.613
12-28	3.155	.000	1.746	.000	74.43	.00	129.955	6.498	23.400	.000	100.057	1070.587
12-29	3.059	.000	1.693	.000	74.43	.00	126.010	6.301	23.400	.000	96.309	1094.190
12-30	2.965	.000	1.641	.000	74.43	.00	122.140	6.107	23.400	.000	92.633	1114.828
12-31	2.875	.000	1.591	.000	74.43	.00	118.418	5.921	23.400	.000	89.097	1132.874
12-32	2.787	.000	1.543	.000	74.43	.00	114.845	5.742	23.400	.000	85.703	1148.654
12-33	2.701	.000	1.495	.000	74.43	.00	111.273	5.564	23.400	.000	82.309	1162.432
S TOT	70.176	.000	38.845	.000	74.43	.00	2891.235	144.564	450.450	.000	2296.221	1162.432
REM.	1.972	.000	1.092	.000	74.43	.00	81.278	4.064	17.550	.000	59.664	1171.620
TOTAL	72.148	.000	39.937	.000	74.43	.00	2972.513	148.628	468.000	.000	2355.885	1171.620
CUM.	60.225	.000										
ULT.	132.373	.000										

NET OIL REVENUES (M$)	2972.513
NET GAS REVENUES (M$)	.000
TOTAL REVENUES (M$)	2972.513

BTAX RATE OF RETURN (PCT)	100.00
BTAX PAYOUT	09/30/2014
BTAX PAYOUT (DISC)	09/30/2014
BTAX NET INCOME/INVEST	.00
BTAX NET INCOME/INVEST (DISC)	.00
INITIAL W.I. FRACTION	.650000
FINAL W.I. FRACTION	.650000
PRODUCTION START DATE	10/01/14
MONTHS IN FIRST LINE	4.00

PROJECT LIFE (YEARS)	20.083
DISCOUNT RATE (PCT)	10.000
GROSS OIL WELLS	1.000
GROSS GAS WELLS	.000
GROSS WELLS	1.000
INITIAL NET OIL FRACTION	.553560
FINAL NET OIL FRACTION	.553560
INITIAL NET GAS FRACTION	.000000
FINAL NET GAS FRACTION	.000000

PRESENT WORTH PROFILE

DISC RATE	PW OF NET BTAX, M$	DISC RATE	PW OF NET BTAX, M$
.0	2355.885	30.0	555.039
2.0	1993.099	35.0	493.169
5.0	1594.764	40.0	445.031
8.0	1314.163	45.0	406.546
10.0	1171.620	50.0	375.081
12.0	1055.005	60.0	326.683
15.0	916.328	70.0	291.157
18.0	809.322	80.0	263.920
20.0	750.962	90.0	242.336
25.0	637.235	100.0	224.782


SCHUTZ 5-26H
Monthly Oil and Gas Production
Major Phase: OIL
Oil (Bbl/Month)
Gas (Mcf/Month)
10000
10000
1000
1000
100
100
10
10
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029

PROVED DEVEL. NON-PRODUCING
JAYHAWK ENERGY, INC.
DIVIDE CO., NO. DAKOTA

DATE: 12/19/14
TIME: 08:12:54
FILE: JAYHAWK
PROP: -1
STID: BASE
.CMD: JHAWK
.OUT: SAMPLE

R E S E R V E S   A N D   E C O N O M I C S

JAYHAWK ENERGY, INC.

AS OF SEPTEMBER 30, 2014

-END-	---GROSS PRODUCTION---		----NET PRODUCTION----		--PRICES---		--------OPERATIONS, M$--------					10.00 PCT
MO-YR	OIL, MBBL	GAS, MMCF	OIL, MBBL	GAS, MMCF	OIL $/B	GAS $/M	NET OPER REVENUES	SEV+ADV TAXES	NET OPER EXPENSES	CAPITAL COSTS, M$	CASH FLOW BTAX, M$	CUM. DISC BTAX, M$
12-14	.000	.000	.000	.000	.00	.00	.000	.000	.000	.000	.000	.000
12-15	1.769	.000	.977	.000	74.43	.00	72.718	3.636	23.400	.000	45.682	42.515
12-16	1.576	.000	.870	.000	74.43	.00	64.754	3.238	23.400	.000	38.116	74.763
12-17	1.418	.000	.783	.000	74.43	.00	58.279	2.914	23.400	.000	31.965	99.349
12-18	1.287	.000	.710	.000	74.43	.00	52.845	2.642	23.400	.000	26.803	118.090
12-19	1.178	.000	.650	.000	74.43	.00	48.380	2.419	23.400	.000	22.561	132.431
12-20	1.083	.000	.598	.000	74.43	.00	44.509	2.225	23.400	.000	18.884	143.344
12-21	.997	.000	.550	.000	74.43	.00	40.937	2.047	23.400	.000	15.490	151.481
12-22	.918	.000	.507	.000	74.43	.00	37.736	1.887	23.400	.000	12.449	157.426
12-23	.844	.000	.466	.000	74.43	.00	34.684	1.734	23.400	.000	9.550	161.572
12-24	.778	.000	.430	.000	74.43	.00	32.005	1.600	23.400	.000	7.005	164.337
12-25	.716	.000	.395	.000	74.43	.00	29.400	1.470	23.400	.000	4.530	165.962
12-26	.659	.000	.364	.000	74.43	.00	27.093	1.355	23.400	.000	2.338	166.725
12-27	.607	.000	.335	.000	74.43	.00	24.934	1.247	23.400	.000	.287	166.810
12-28												
12-29												
12-30												
12-31												
12-32												
12-33												
S TOT	13.830	.000	7.635	.000	74.43	.00	568.274	28.414	304.200	.000	235.660	166.810
REM.	.000	.000	.000	.000	.00	.00	.000	.000	.000	.000	.000	166.810
TOTAL	13.830	.000	7.635	.000	74.43	.00	568.274	28.414	304.200	.000	235.660	166.810

CUM.	.000	.000
ULT.	13.830	.000

NET OIL REVENUES (M$)	568.274
NET GAS REVENUES (M$)	.000
TOTAL REVENUES (M$)	568.274

BTAX RATE OF RETURN (PCT)	100.00
BTAX PAYOUT	12/31/2014
BTAX PAYOUT (DISC)	12/31/2014
BTAX NET INCOME/INVEST	.00
BTAX NET INCOME/INVEST (DISC)	.00

PROJECT LIFE (YEARS)	13.333
DISCOUNT RATE (PCT)	10.000
GROSS OIL WELLS	1.000
GROSS GAS WELLS	.000
GROSS WELLS	1.000

---------PRESENT WORTH PROFILE---------

DISC RATE	PW OF NET BTAX, M$	DISC RATE	PW OF NET BTAX, M$
.0	235.660	30.0	103.878
2.0	218.125	35.0	94.977
5.0	195.842	40.0	87.537
8.0	177.399	45.0	81.232
10.0	166.810	50.0	75.826
12.0	157.359	60.0	67.039
15.0	144.966	70.0	60.208
18.0	134.341	80.0	54.743
20.0	128.070	90.0	50.270
25.0	114.694	100.0	46.540

PROVED DEVEL. NON-PRODUCING
JAYHAWK ENERGY, INC.
DIVIDE CO., NO. DAKOTA

DATE: 12/19/14
TIME: 08:12:54
FILE: JAYHAWK
PROP: -1
STID: BASE
.CMD: JHAWK
.OUT: SAMPLE

R E S E R V E S A N D E C O N O M I C S

JAYHAWK ENERGY, INC.

AS OF SEPTEMBER 30, 2014

LEASE	---GROSS PRODUCTION---- OIL, MBBL	GAS, MMCF	----NET PRODUCTION----- OIL, MBBL	GAS, MMCF	---------OPERATIONS, M$---------- NET OPER REVENUES	SEV+ADV TAXES	NET OPER EXPENSES	CAPITAL COSTS, M$	CASH FLOW BTAX, M$	10.00 PCT CUM. DISC BTAX, M$
***** FILE: JAYHAWK										
(8)ERICKSON 1-27H	13.830	.000	7.635	.000	568.274	28.414	304.200	.000	235.660	166.810
(-1) SUMMARY: PROVED DEVEL. NON-PRODUCING	13.830	.000	7.635	.000	568.274	28.414	304.200	.000	235.660	166.810

ERICKSON 1-27H
JAYHAWK ENERGY, INC.
DIVIDE CO., NORTH DAKOTA
PROVED DEVEL. NON-PRODUCING

DATE: 12/19/14
TIME: 08:12:54
FILE: JAYHAWK
PROP: 8
STID: BASE
.CMD: JHAWK
.OUT: SAMPLE

R E S E R V E S A N D E C O N O M I C S

JAYHAWK ENERGY, INC.

AS OF SEPTEMBER 30, 2014

-END- MO-YR	GROSS PRODUCTION OIL, MBBL	GROSS PRODUCTION GAS, MMCF	NET PRODUCTION OIL, MBBL	NET PRODUCTION GAS, MMCF	PRICES OIL $/B	PRICES GAS $/M	OPERATIONS, M$ NET OPER REVENUES	OPERATIONS, M$ SEV+ADV TAXES	OPERATIONS, M$ NET OPER EXPENSES	CAPITAL COSTS, M$	CASH FLOW BTAX, M$	10.00 PCT CUM. DISC BTAX, M$
12-14	.000	.000	.000	.000	74.43	.00	.000	.000	.000	.000	.000	.000
12-15	1.769	.000	.977	.000	74.43	.00	72.718	3.636	23.400	.000	45.682	42.515
12-16	1.576	.000	.870	.000	74.43	.00	64.754	3.238	23.400	.000	38.116	74.763
12-17	1.418	.000	.783	.000	74.43	.00	58.279	2.914	23.400	.000	31.965	99.349
12-18	1.287	.000	.710	.000	74.43	.00	52.845	2.642	23.400	.000	26.803	118.090
12-19	1.178	.000	.650	.000	74.43	.00	48.380	2.419	23.400	.000	22.561	132.431
12-20	1.083	.000	.598	.000	74.43	.00	44.509	2.225	23.400	.000	18.884	143.344
12-21	.997	.000	.550	.000	74.43	.00	40.937	2.047	23.400	.000	15.490	151.481
12-22	.918	.000	.507	.000	74.43	.00	37.736	1.887	23.400	.000	12.449	157.426
12-23	.844	.000	.466	.000	74.43	.00	34.684	1.734	23.400	.000	9.550	161.572
12-24	.778	.000	.430	.000	74.43	.00	32.005	1.600	23.400	.000	7.005	164.337
12-25	.716	.000	.395	.000	74.43	.00	29.400	1.470	23.400	.000	4.530	165.962
12-26	.659	.000	.364	.000	74.43	.00	27.093	1.355	23.400	.000	2.338	166.725
12-27	.607	.000	.335	.000	74.43	.00	24.934	1.247	23.400	.000	.287	166.810
12-28												
12-29												
12-30												
12-31												
12-32												
12-33												
S TOT	13.830	.000	7.635	.000	74.43	.00	568.274	28.414	304.200	.000	235.660	166.810
REM.	.000	.000	.000	.000	.00	.00	.000	.000	.000	.000	.000	166.810
TOTAL	13.830	.000	7.635	.000	74.43	.00	568.274	28.414	304.200	.000	235.660	166.810
CUM.	.000	.000										
ULT.	13.830	.000										

NET OIL REVENUES (M$)	568.274
NET GAS REVENUES (M$)	.000
TOTAL REVENUES (M$)	568.274

BTAX RATE OF RETURN (PCT)	100.00
BTAX PAYOUT	12/31/2014
BTAX PAYOUT (DISC)	12/31/2014
BTAX NET INCOME/INVEST	.00
BTAX NET INCOME/INVEST (DISC)	.00
INITIAL W.I. FRACTION	.650000
FINAL W.I. FRACTION	.650000
PRODUCTION START DATE	1/01/15
MONTHS IN FIRST LINE	4.00

PROJECT LIFE (YEARS)	13.333
DISCOUNT RATE (PCT)	10.000
GROSS OIL WELLS	1.000
GROSS GAS WELLS	.000
GROSS WELLS	1.000
INITIAL NET OIL FRACTION	.552058
FINAL NET OIL FRACTION	.552058
INITIAL NET GAS FRACTION	.000000
FINAL NET GAS FRACTION	.000000

PRESENT WORTH PROFILE

DISC RATE	PW OF NET BTAX, M$	DISC RATE	PW OF NET BTAX, M$
.0	235.660	30.0	103.878
2.0	218.125	35.0	94.977
5.0	195.842	40.0	87.537
8.0	177.399	45.0	81.232
10.0	166.810	50.0	75.826
12.0	157.359	60.0	67.039
15.0	144.966	70.0	60.208
18.0	134.341	80.0	54.743
20.0	128.070	90.0	50.270
25.0	114.694	100.0	46.540

PROVED UNDEVELOPED
JAYHAWK ENERGY, INC.
DIVIDE CO., NO. DAKOTA

DATE: 12/19/14
TIME: 08:12:54
FILE: JAYHAWK
PROP: -1
STID: BASE
.CMD: JHAWK
.OUT: SAMPLE

RESERVES AND ECONOMICS

JAYHAWK ENERGY, INC.

AS OF SEPTEMBER 30, 2014

-END-	---GROSS PRODUCTION---		----NET PRODUCTION----		--PRICES---		--------OPERATIONS, M$--------					10.00 PCT
MO-YR	OIL, MBBL	GAS, MMCF	OIL, MBBL	GAS, MMCF	OIL $/B	GAS $/M	NET OPER REVENUES	SEV+ADV TAXES	NET OPER EXPENSES	CAPITAL COSTS, M$	CASH FLOW BTAX, M$	CUM. DISC BTAX, M$
12-14	.000	.000	.000	.000	.00	.00	.000	.000	.000	.000	.000	.000
12-15	7.966	.000	4.303	.000	74.43	.00	320.272	16.014	13.650	910.000	-619.392	-623.103
12-16	6.570	.000	3.549	.000	74.43	.00	264.152	13.208	23.400	.000	227.544	-430.587
12-17	4.340	.000	2.344	.000	74.43	.00	174.464	8.723	23.400	.000	142.341	-321.106
12-18	3.378	.000	1.825	.000	74.43	.00	135.835	6.792	23.400	.000	105.643	-247.238
12-19	2.819	.000	1.523	.000	74.43	.00	113.357	5.668	23.400	.000	84.289	-193.659
12-20	2.447	.000	1.322	.000	74.43	.00	98.396	4.920	23.400	.000	70.076	-153.164
12-21	2.177	.000	1.176	.000	74.43	.00	87.530	4.377	23.400	.000	59.753	-121.773
12-22	1.971	.000	1.065	.000	74.43	.00	79.268	3.963	23.400	.000	51.905	-96.984
12-23	1.809	.000	.977	.000	74.43	.00	72.718	3.636	23.400	.000	45.682	-77.151
12-24	1.675	.000	.905	.000	74.43	.00	67.359	3.368	23.400	.000	40.591	-61.130
12-25	1.564	.000	.845	.000	74.43	.00	62.893	3.145	23.400	.000	36.348	-48.088
12-26	1.470	.000	.794	.000	74.43	.00	59.097	2.955	23.400	.000	32.742	-37.408
12-27	1.388	.000	.750	.000	74.43	.00	55.823	2.791	23.400	.000	29.632	-28.621
12-28	1.318	.000	.712	.000	74.43	.00	52.994	2.650	23.400	.000	26.944	-21.357
12-29	1.255	.000	.678	.000	74.43	.00	50.464	2.523	23.400	.000	24.541	-15.343
12-30	1.200	.000	.648	.000	74.43	.00	48.231	2.412	23.400	.000	22.419	-10.348
12-31	1.150	.000	.621	.000	74.43	.00	46.221	2.311	23.400	.000	20.510	-6.194
12-32	1.105	.000	.597	.000	74.43	.00	44.435	2.222	23.400	.000	18.813	-2.730
12-33	1.064	.000	.575	.000	74.43	.00	42.797	2.140	23.400	.000	17.257	.159
S TOT	46.666	.000	25.209	.000	74.43	.00	1876.306	93.818	434.850	910.000	437.638	.159
REM.	3.334	.000	1.800	.000	74.43	.00	133.974	6.698	78.946	.000	48.330	6.800
TOTAL	50.000	.000	27.009	.000	74.43	.00	2010.280	100.516	513.796	910.000	485.968	6.800

CUM.	.000	.000
ULT.	50.000	.000

NET OIL REVENUES (M$)	2010.280
NET GAS REVENUES (M$)	.000
TOTAL REVENUES (M$)	2010.280

BTAX RATE OF RETURN (PCT)	10.26
BTAX PAYOUT	11/07/2020
BTAX PAYOUT (DISC)	12/11/2033
BTAX NET INCOME/INVEST	1.53
BTAX NET INCOME/INVEST (DISC)	1.01

PROJECT LIFE (YEARS)	22.707
DISCOUNT RATE (PCT)	10.000
GROSS OIL WELLS	1.000
GROSS GAS WELLS	.000
GROSS WELLS	1.000

---------PRESENT WORTH PROFILE---------

DISC RATE	PW OF NET BTAX, M$	DISC RATE	PW OF NET BTAX, M$
.0	485.968	30.0	-301.945
2.0	345.661	35.0	-339.093
5.0	186.435	40.0	-369.125
8.0	68.998	45.0	-393.825
10.0	6.800	50.0	-414.427
12.0	-45.819	60.0	-446.600
15.0	-111.022	70.0	-470.247
18.0	-163.837	80.0	-488.042
20.0	-193.780	90.0	-501.656
25.0	-254.956	100.0	-512.193

PROVED UNDEVELOPED
JAYHAWK ENERGY, INC.
DIVIDE CO., NO. DAKOTA

DATE: 12/19/14
TIME: 08:12:54
FILE: JAYHAWK
PROP: -1
STID: BASE
.CMD: JHAWK
.OUT: SAMPLE

R E S E R V E S A N D E C O N O M I C S

JAYHAWK ENERGY, INC.

AS OF SEPTEMBER 30, 2014

LEASE	---GROSS PRODUCTION---- OIL, MBBL	GAS, MMCF	----NET PRODUCTION----- OIL, MBBL	GAS, MMCF	---------OPERATIONS, M$---------- NET OPER REVENUES	SEV+ADV TAXES	NET OPER EXPENSES	CAPITAL COSTS, M$	CASH FLOW BTAX, M$	10.00 PCT CUM. DISC BTAX, M$
***** FILE: JAYHAWK										
(6)SEC 35-164N-97W HZ										
	50.000	.000	27.009	.000	2010.280	100.516	513.796	910.000	485.968	6.800
(-1) SUMMARY: PROVED UNDEVELOPED										
	50.000	.000	27.009	.000	2010.280	100.516	513.796	910.000	485.968	6.800

SEC 35-164N-97W HZ
JAYHAWK ENERGY, INC.
DIVIDE CO., NORTH DAKOTA
PROVED UNDEVELOPED

DATE: 12/19/14
TIME: 08:12:54
FILE: JAYHAWK
PROP: 6
STID: BASE
.CMD: JHAWK
.OUT: SAMPLE

R E S E R V E S   A N D   E C O N O M I C S

JAYHAWK ENERGY, INC.

AS OF SEPTEMBER 30, 2014

-END-	---GROSS PRODUCTION---		----NET PRODUCTION----		--PRICES---		--------OPERATIONS, M$--------					10.00 PCT
MO-YR	OIL, MBBL	GAS, MMCF	OIL, MBBL	GAS, MMCF	OIL $/B	GAS $/M	NET OPER REVENUES	SEV+ADV TAXES	NET OPER EXPENSES	CAPITAL COSTS, M$	CASH FLOW BTAX, M$	CUM. DISC BTAX, M$
12-14	.000	.000	.000	.000	74.43	.00	.000	.000	.000	.000	.000	.000
12-15	7.966	.000	4.303	.000	74.43	.00	320.272	16.014	13.650	910.000	-619.392	-623.103
12-16	6.570	.000	3.549	.000	74.43	.00	264.152	13.208	23.400	.000	227.544	-430.587
12-17	4.340	.000	2.344	.000	74.43	.00	174.464	8.723	23.400	.000	142.341	-321.106
12-18	3.378	.000	1.825	.000	74.43	.00	135.835	6.792	23.400	.000	105.643	-247.238
12-19	2.819	.000	1.523	.000	74.43	.00	113.357	5.668	23.400	.000	84.289	-193.659
12-20	2.447	.000	1.322	.000	74.43	.00	98.396	4.920	23.400	.000	70.076	-153.164
12-21	2.177	.000	1.176	.000	74.43	.00	87.530	4.377	23.400	.000	59.753	-121.773
12-22	1.971	.000	1.065	.000	74.43	.00	79.268	3.963	23.400	.000	51.905	-96.984
12-23	1.809	.000	.977	.000	74.43	.00	72.718	3.636	23.400	.000	45.682	-77.151
12-24	1.675	.000	.905	.000	74.43	.00	67.359	3.368	23.400	.000	40.591	-61.130
12-25	1.564	.000	.845	.000	74.43	.00	62.893	3.145	23.400	.000	36.348	-48.088
12-26	1.470	.000	.794	.000	74.43	.00	59.097	2.955	23.400	.000	32.742	-37.408
12-27	1.388	.000	.750	.000	74.43	.00	55.823	2.791	23.400	.000	29.632	-28.621
12-28	1.318	.000	.712	.000	74.43	.00	52.994	2.650	23.400	.000	26.944	-21.357
12-29	1.255	.000	.678	.000	74.43	.00	50.464	2.523	23.400	.000	24.541	-15.343
12-30	1.200	.000	.648	.000	74.43	.00	48.231	2.412	23.400	.000	22.419	-10.348
12-31	1.150	.000	.621	.000	74.43	.00	46.221	2.311	23.400	.000	20.510	-6.194
12-32	1.105	.000	.597	.000	74.43	.00	44.435	2.222	23.400	.000	18.813	-2.730
12-33	1.064	.000	.575	.000	74.43	.00	42.797	2.140	23.400	.000	17.257	.159
S TOT	46.666	.000	25.209	.000	74.43	.00	1876.306	93.818	434.850	910.000	437.638	.159
REM.	3.334	.000	1.800	.000	74.43	.00	133.974	6.698	78.946	.000	48.330	6.800
TOTAL	50.000	.000	27.009	.000	74.43	.00	2010.280	100.516	513.796	910.000	485.968	6.800

CUM.	.000	.000
ULT.	50.000	.000

NET OIL REVENUES (M$)	2010.280
NET GAS REVENUES (M$)	.000
TOTAL REVENUES (M$)	2010.280

BTAX RATE OF RETURN (PCT)	10.26
BTAX PAYOUT	11/07/2020
BTAX PAYOUT (DISC)	12/11/2033
BTAX NET INCOME/INVEST	1.53
BTAX NET INCOME/INVEST (DISC)	1.01
INITIAL W.I. FRACTION	.650000
FINAL W.I. FRACTION	.650000
PRODUCTION START DATE	6/01/15
MONTHS IN FIRST LINE	4.00

PROJECT LIFE (YEARS)	22.707
DISCOUNT RATE (PCT)	10.000
GROSS OIL WELLS	1.000
GROSS GAS WELLS	.000
GROSS WELLS	1.000
INITIAL NET OIL FRACTION	.540150
FINAL NET OIL FRACTION	.540150
INITIAL NET GAS FRACTION	.000000
FINAL NET GAS FRACTION	.000000

--------PRESENT WORTH PROFILE--------

DISC RATE	PW OF NET BTAX, M$	DISC RATE	PW OF NET BTAX, M$
.0	485.968	30.0	-301.945
2.0	345.661	35.0	-339.093
5.0	186.435	40.0	-369.125
8.0	68.998	45.0	-393.825
10.0	6.800	50.0	-414.427
12.0	-45.819	60.0	-446.600
15.0	-111.022	70.0	-470.247
18.0	-163.837	80.0	-488.042
20.0	-193.780	90.0	-501.656
25.0	-254.956	100.0	-512.193

SEC 35-164N-97W HZ

Monthly Oil and Gas Production



Major Phase: OIL
Oil (Bbl/Month)
Gas (Mcf/Month)
10000
10000
1000
1000
100
100
10
10
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029

CERTIFICATION OF QUALIFICATION

I, Dwayne McCune, Professional Engineer (Kansas #7034, Colorado #14860); 1884 N. 500 Road; Baldwin City, Kansas; hereby certify:

1. That I am the president and engineer of Cedar Technical Services, a consulting petroleum engineering firm, and did personally prepare an estimated economic forecast of the interests of JayHawk Energy, Inc. in Crosby County, North Dakota.. The effective date of said report being September 30, 2014.

2. That I do not have, nor do I expect to receive any direct or indirect interest in the securities of JayHawk Energy, Inc.., or any of its affiliated companies.

3. That I attended the University of Kansas and graduated with a Bachelor of Science Degree in Petroleum Engineering in 1970; that I am a Registered Professional Engineer in the States of Kansas and Colorado; and that I have forty years of experience in petroleum engineering and geology in the oil and gas fields of the United States, including North Dakota.

4. That a recent personal inspection of the field was not made; however, such an inspection was not considered necessary in view of the information available from JayHawk Energy, Inc., the operator of the field.

Dwayne McCune

Dwayne McCune, P. E.
KS#7034

Dwayne McCune
P O Box 656
1884 N. 500 Rd.
Baldwin City, Kansas 66006

Phone (785)594-2540 (work)
(785)979-3525 (cell)

danemcc@juno.com

SPECIALTY: Petroleum engineer with emphasis on reservoir analysis, reserve evaluations, secondary and tertiary oil recovery, geology and fluid mechanics.

EDUCATION: University of Kansas; B. S. in Petroleum Engineering, minor in geology.
University of Kansas; graduate level studies; petroleum engineering, geology, advanced fluid mechanics and water resources engineering.

PROFESSIONAL REGISTRATIONS:
Registered Professional Engineer – Kansas, Missouri, Colorado and Wyoming.

EMPLOYMENT:

July 1977 to Present
CEDAR TECHNICAL SERVICES
(Formerly McCune Engineering) Baldwin City, Kansas
Consulting Petroleum Engineer

Provided engineering services to majors, independents, governmental agencies and financial institutions. Primary areas of operation: Midcontinent, Rocky Mountains, and Gulf Coast. Heavily involved in reserve estimates and evaluations, enhanced recovery studies and implementation and development of future reserves. Evaluated numerous property acquisitions. Provided technical support for clients' budget planning, property management and environmental reviews. Prepared geologic studies. Increasing involvement in coalbed methane development. Evaluated underground migration of fluids. Performed gas well tests and natural gas transmission studies. Conducted numerous industry

seminars. Expert witness in over thirty court cases and regulatory hearings in six states.

January 1997 to April 2010
PETROLEUM TECHNOLOGY TRANSFER COUNCIL
UNIV. OF KANSAS Lawrence, Kansas
Director

Organize and assist with development and presentation of industry workshops. Involved with technology transfer. Primarily concerned with CO2 injection, coalbed methane production, secondary recovery and horizontal drilling application.
Authored book on coalbed natural gas production – *Fundamentals of Coalbed Methane Production*.
Involved with research and development of enhanced oil recovery processes, - CO_2, polymer, surfactants, water-flooding - providing liaison between operators and university personnel.

May 1970 to July 1977
PETROLEUM, INC. Great Bend, Kansas
Chief Engineer

Supervised engineering section, designed and installed waterfloods, lease separation facilities and gathering systems; represented company at operational and regulatory hearings and meetings. Performed and supervised reservoir studies, conducted well tests and performed transient test analyses, well reviews, completion operations, economic analyses, pressure survey studies. Heavily involved in reserve determinations. Areas of operations – Wyoming, Oklahoma, Kansas and Colorado.

PROFESSIONAL PAPERS AND PUBLICATIONS:

"Running and Handling of Casing"; Kansas Oil Lifting Short Course; Great Bend, Kansas; March 1976.

"Evaluation of a Kansas Oil Reservoir for Enhanced Oil Recovery – Polymer Flooding" Tertiary Oil Recovery Conference; Wichita, Kansas; April 1979.

"Multi-well Gas Gathering Systems – Design, Installation and Maintenance" Shallow Gas Symposium; University of Kansas; Lawrence, Kansas; March 1980.

"Case Histories and Factors Concerning Eastern Kansas Waterfloods" Waterflood Seminar; Iola, Kansas; sponsored by the University of Kansas; July 1987.

"Improved Oil Recovery in Fluvial Dominated Reservoirs of Kansas – Near Term" Green, Willhite, Walton, Reynolds, Michnick, Watney and McCune; DOE/University of Kansas Center for Research, Inc.; March 2000

"Coalbed Methane Development Potential; Cherokee and Forest City Basins, Kansas and Missouri" Tertiary Oil Recovery Conference, Wichita, Kansas, April 2000.

"Gel Polymer Treatments Provide Lasting Production, Economic Benefits" Petroleum Technology Digest, March 2001

"Fundamentals of Coalbed Methane Production" engineering text; University of Kansas Press (2002); reproduced in electronic format by American Association of Petroleum Geologists (2006) – Getting Started Series No. 3 "Coalbed Methane"

"Coalbed Methane Development in the Cherokee and Forest City Basins" International Coalbed Methane Symposium, Univ. of Alabama, Tuscaloosa, AL (2003)

PRESENTATIONS:

Sponsored and presented the following industry seminars:

"Geology of Eastern Kansas" Lawrence, Kansas; October 1979.

"Interpretation of Electric and Radioactivity Logs"; Paola and Chanute, Kansas; December 1981; Olathe and Chanute, Kansas; January 1991.

"Evaluating and Financing Oil and Gas Projects" Overland Park, Kansas; December 1982.

"Oil and Gas Production Operations" Overland Park, Kansas; December 1984 and Chanute, Kansas; February 1985.

"The Challenge of 1987 . . . Making a Profit in Oil & Gas" Olathe, Kansas; December 1986.

"Engineering of Coalbed Methane – Production and Reservoir" PTTC Workshop "Coalbed Methane Development in Kansas" Wichita, Kansas June 1999

"Identifying Additional Reserves in Mature Eastern Kansas Oil Reservoirs"PTTC Workshop, Iola, Kansas, December 2005; Chanute, Kansas, September, 2006.

"Fundamentals of Waterflooding" PTTC Short Course,"Waterflood Evaluation and Design", Wichita,Kansas, October 2009.

"Monitoring and Surveillance of Waterflood" PTTC Short Course,"Waterflood Systems, Operations and Monitoring", Wichita,Kansas, October 2009.

"The Hunton, Viola and Simpson Formations in Kansas" PTTC Short Course, "Petroleum Geology of Kansas – Producing Formations and Plays", Wichita, Kansas, December 2009